UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2006


                           LAURIER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       333-100259                                         52-2286452
 (Commission File Number)                      (IRS Employer Identification No.)


                             101-1870 Parkinson Way
                              Kelowna, BC, V1Y 8C9
                                     Canada
              (Address of principal executive offices and Zip Code)


         Registrant's telephone number, including area code 250-712-9354


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 26, 2006, Laurier International, Inc. (the "Company") accepted the resignation of its independent auditors, Armando Ibarra, CPA ("ACI"), and determined to engage Chang G. Park, CPA, Ph.D. ("Park") as its new independent auditors. The change in auditors became effective immediately. This decision to accept the resignation of its independent auditors ACI, and engage Park was approved by the board of directors of the Company.

During the most recent fiscal years ended December 31, 2005 and 2004 and through the date of ACI's resignation on July 26, 2006, there were no disagreements between the Company and ACI on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to ACI's satisfaction, would have caused ACI to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304 (a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended December 31, 2005 and 2004. The audit reports of ACI on the financial statements of the company for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports prepared by ACI for the fiscal periods ending December 31, 2005 and 2004 contained a paragraph with respect to the Company's ability to continue as a going concern.

During the two most recent years of the Company ended , and through the date of the engagement of Park on July 26, 2006, the Company did not consult with Park regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B of the Commission.

ITEM 9.01 FINANCIAL STATEMENTS, PRO-FORMA FINANCIALS INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No. 16     Letter of Armando Ibarra, CPA, to the Securities and Exchange
                   Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LAURIER INTERNATIONAL, INC.


                                       By: /s/ John Bracey
                                          -------------------------------------
                                       Name:  John Bracey
                                       Title: President

Dated: July 28, 2006